Exhibit 10.36






                  AMENDMENT TO DEVELOPMENT MANAGEMENT AGREEMENT


                  THIS AMENDMENT dated as of October 21, 2002 (the "Amendment") to the Development Management Agreement (the "Agreement") dated as of August 14, 1998, by and between San Elijo Hills Development Company, LLC, a Delaware limited liability company (the "Owner"), formerly known as Provence Hills Development Company, LLC, and HomeFed Corporation, a Delaware corporation (the "Development Manager"). All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Agreement.

                  WHEREAS, pursuant to the Agreement, the Development Manager is entitled to receive from Owner a Project Management Fee, a Field Overhead Fee, a Marketing and Advertising Fee and a Success Fee; and

                  WHEREAS, pursuant to a Stock Purchase Agreement dated as of October 21, 2002, the Development Manager purchased (the "Acquisition") from Leucadia National Corporation all of the issued and outstanding shares of capital stock of CDS Holding Corporation, a Delaware corporation, which is the indirect parent of the Owner; and

                  WHEREAS, Owner and Development Manager (the "Parties") wish to amend the Agreement to terminate the Success Fee as of the date of the Acquisition.

                  NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises and obligations contained herein, the Parties hereto hereby agree as follows, to become effective as of October 21, 2002:

                 1.(a) The definition of "Project Costs" in Article I of the Agreement is hereby amended by deleting the phrase "the Success Fee" from the second sentence thereof.

                   (b) Article I of the Agreement is hereby amended by deleting the definition of "Success Fee" in its entirety.

                   (c) Article IV, Section 4.2, is hereby amended by deleting the words "and the Success Fee" from the second sentence thereof.

                   (d) Article VII, Section 7.1, is hereby amended in its entirety to read as follows:

               7.1 Fees to Development Manager. In consideration of its services hereunder, Development Manager shall be entitled to payment from Owner of the Project Management Fee, the Field Overhead Fee and the Marketing and Advertising Fee as provided in this Article.

                  (e) Article VII is hereby amended by deleting Section 7.6 in its entirety.

                  (f) Article IX, Section 9.2.2, is hereby amended in its entirety to read as follows:

            9.2.2  The accrued  but  unpaid   portion  of  the   Development
Management Fee. The accrued Development Management Fee shall only include the fee for sales to Buyers that have already closed escrow or that are in escrow for sale on the Termination Date and actually close pursuant to such escrow within 120 days after the Termination Date. Within one hundred fifty (150) days after the Termination Date, Owner shall pay to Development Manager any Development Management Fee payable to Development Manager or Development Manager shall pay to Owner any overpayment in the Development Management Fee. To the extent that any advances of the Development Management Fee paid to Development Manager pursuant to Section 7.5 exceed the amount of the accrued Development Management Fee as of the Termination Date as provided in this Section, Development Manager will repay to Owner such excess amount of the advances upon termination of this Agreement.

               2. All other terms and conditions of the Agreement shall remain in full force and effect.

               3. For purposes of this Amendment, notices will be deemed to have been given upon personal delivery thereof, three (3) Business Days after having been deposited in the United States mail, postage prepaid and properly addressed, one (1) Business Day after having been sent by Federal Express or other similar overnight delivery service or upon confirmation if sent by facsimile. Any party hereto may from time to time, by written notice to the other, designate a different address which shall be substituted for the one set forth below.

                           Owner: San Elijo Hills Development Company, LLC 1903 Wright Place, Suite 280
                                       Carlsbad, CA 92008
                                       Attention: Paul J. Borden
                                       Facsimile: (760) 918-8210
                                       Telephone: (760) 918-8200

                  With a copy to:      Pillsbury Winthrop LLP
                                       11682 El Camino Real
                                       Suite 200
                                       San Diego, CA 92130
                                       Attention: K. Michael Garrett
                                       Facsimile: (858) 509-4010
                                       Telephone: (858) 509-4019

             Development Manager:      HomeFed Corporation
                                       1903 Wright Place, Suite 220
                                       Carlsbad, CA 92008
                                       Attention: Paul J. Borden
                                       Facsimile: (760) 918-8210
                                       Telephone: (760) 918-8200

                  With a copy to:      Pillsbury Winthrop LLP
                                       11682 El Camino Real
                                       Suite 200
                                       San Diego, CA 92130
                                       Attention: K. Michael Garrett
                                       Facsimile: (858) 509-4010
                                       Telephone: (858) 509-4019

      With an additional copy to:      Weil, Gotshal & Manges LLP
                                       767 Fifth Avenue
                                       New York, NY  10153
                                       Attention: Andrea A. Bernstein
                                       Facsimile: (212) 310-8528
                                       Telephone: (212) 310-8007

               4. This Amendment may be executed in any number of counterparts, and each of such counterparts for all purposes shall be deemed to be an original, and all of such counterparts should constitute one and the same agreement.

               5. This Amendment shall be governed by, and construed in accordance with, the laws of the State of California, without reference to choice of law principles, including all matters of construction, validity and performance, and shall be binding upon the successors and assigns of the parties hereto.


                  IN WITNESS WHEREOF, this Amendment has been executed by the Parties as of the date and year first above written.

                                SAN ELIJO HILLS DEVELOPMENT COMPANY, LLC


                                By:   /s/ Curt R. Noland
                                      ----------------------------------------
                                      Name:  Curt R. Noland
                                      Title: Vice President


                                HOMEFED CORPORATION


                                By:   /s/ Paul J. Borden
                                      ----------------------------------------
                                      Name:   Paul J. Borden
                                      Title:  President



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